Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
11. INCOME TAXES
Provision for income taxes consists of the following:

	For the Year Ended December 31,
	2022	2021
	(in thousands)
Federal tax provision:
Current	$698	$—
Deferred	—	—

Total federal tax provision	698	—
State tax provision:
Current	17	—
Deferred	—	—

Total state tax provision	17	—

Total tax provision	$715	$—

A reconciliation between the U.S. federal statutory tax and the Company’s tax provision is summarized below. The Company has changed the presentation of its rate reconciliation from percentages to dollar amounts in the current year.

	For the Year Ended December 31,
	2022	2021
	(in thousands)
Federal statutory tax	$(901)	$(20,111)
Tax credits	(13,955)	(8,940)
State taxes, net of federal tax benefit	(2,994)	(8,240)
Non-deductible expenses	875	1,331
Other	1,410	(2,401)
Change in valuation allowance	16,280	38,361

Tax provision	$715	$—

The principal components of the Company’s deferred tax assets and liabilities consist of the following:

	December 31,
	2022	2021
	(in thousands)
Deferred tax assets:
Net operating losses	$76,735	$100,417
R&D credits	66,761	51,705
Equity compensation	7,888	6,919
Operating lease liabilities	8,003	6,520
Accrued expense and other	1,479	2,072
Deferred revenue	314	1,189
Capitalized R&D costs	24,477	868

Total deferred tax assets	185,657	169,690

	December 31,
	2022	2021
	(in thousands)
Deferred tax liabilities:
Right-of-use assets	(5,583)	(4,252)
Depreciation	(171)	(1,541)
Other	(251)	(503)

Total deferred tax liabilities	(6,005)	(6,296)

Valuation allowance	(179,652)	(163,394)

Net deferred taxes	$—	$—

The Company recorded an income tax provision of $0.7 million for the year ended December 31, 2022. The year-to-date
tax provision predominately results from the gain associated with the sale of the Company’s manufacturing business due to the transaction with Oxford (see Note 6), offset by available federal and state net operating loss carryforwards and research and development tax credits which are subject to certain limitations as to their utilization. The Company did not record an income tax provision (benefit) for the year ended December 31, 2021.
At December 31, 2022, the Company had $283.5 million and $272.1 million of federal and state net operating loss carryforwards, respectively. Federal net operating loss carryforwards of $0.4 million, generated before 2018, will begin expiring in varying amounts through 2035 unless utilized. The remaining federal net operating loss carryforwards of $283.1 million, generated after 2017, will be carried forward indefinitely. The state net operating losses will begin expiring in varying amounts through 2041 unless utilized. At December 31, 2022, the Company had $55.1 million and $14.8 million of federal and state research and development credit carryforwards, respectively, that expire at various dates through 2041. Included in the $55.1 million of federal research and development credit carryforwards is $45.2 million of orphan drug credit carryforwards.
A valuation allowance is recorded against deferred tax assets if it is more likely than not that some or all of the deferred tax assets will not be realized. Due to the uncertainty surrounding the realization of the favorable tax attributes in future tax returns, the Company has recorded a full valuation allowance against the Company’s otherwise recognizable net deferred tax assets. A roll forward of the valuation allowance is as follows:

Valuation Allowance
(in thousands)
Balance at December 31, 2021	$(163,394)
Utilization of net operating losses against taxable income	23,654
Increase in net deferred taxes	(39,912)

Balance at December 31, 2022	$(179,652)

For all years through December 31, 2022, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards. Since a full valuation allowance has been provided against the Company’s research and development credits, any reduction in the gross deferred tax asset established for the research and development credit carryforwards would not result in any net impact to the Company’s consolidated financial statements.

Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership, including a sale of the Company or significant changes in ownership due to sales of equity, may have limited, or may limit in the future, the amount of net operating loss carryforwards that could be used annually to offset future taxable income. The Company completed a study to assess ownership changes through December 31, 2022. Based on this analysis, the net operating losses are limited but the Company does not believe that any of its net operating losses or research and development credit carryforwards will expire unutilized due to Section 382 limitations.
The Company files tax returns in the United States, Massachusetts and several other states. All tax years since inception remain open to examination by the major taxing jurisdictions to which the Company is subject, as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service (“IRS”) or other authorities if they have or will be used in a future period. The Company is not currently under examination by the IRS or any other jurisdictions for any tax years.
As of December 31, 2022, the Company had no uncertain tax positions. The Company has elected to recognize interest and penalties related to income tax matters as a component of income tax expense, of which no interest or penalties were recorded for the years ended December 31, 2022 and 2021.